                                 EXHIBIT 99.13

[LOGO]POPULAR                   PRELIMINARY SAMPLE                        [LOGO]
      ABS, INC.(SM)             POPULAR ABS 2005-5                         FBR


                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

POPULAR ABS 2005-5                                            GROUP II; LTV > 95
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                    # of       Principal       Curr      Gross   Remaining    Average    Average
Current Principal Balance ($)      Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                       2       77,558.64       0.16      8.734         358     100.00        605
50,000.01 - 100,000.00                56    4,185,624.39       8.62      7.745         358      99.90        660
100,000.01 - 150,000.00               77    9,777,324.20      20.13      7.432         358      99.69        662
150,000.01 - 200,000.00               61   10,679,525.68      21.98      7.020         358      99.74        667
200,000.01 - 250,000.00               34    7,855,368.76      16.17      7.041         358      99.80        664
250,000.01 - 300,000.00               22    6,095,829.18      12.55      6.931         359      99.48        675
300,000.01 - 350,000.00               12    3,873,684.68       7.97      7.167         359      99.56        663
350,000.01 - 400,000.00                9    3,298,564.30       6.79      7.215         358     100.00        651
400,000.01 - 450,000.00                2      826,622.46       1.70      6.431         358      98.91        642
450,000.01 - 500,000.00                4    1,910,572.18       3.93      7.391         358     100.00        652
----------------------------------------------------------------------------------------------------------------
Total:                               279   48,580,674.47     100.00      7.190         358      99.72        663
----------------------------------------------------------------------------------------------------------------
Min:   $30,622.05
Max:   $497,622.20
Average:   $174,124.28
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                    # of       Principal       Curr      Gross   Remaining    Average    Average
Current Gross Rate                 Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
5.500 - 5.999                         12    2,886,227.66       5.94      5.972         358      99.80        705
6.000 - 6.499                         26    5,158,378.61      10.62      6.272         358      99.35        694
6.500 - 6.999                         95   17,897,607.17      36.84      6.808         358      99.75        670
7.000 - 7.499                         49    8,118,306.01      16.71      7.294         359      99.73        663
7.500 - 7.999                         48    7,928,624.35      16.32      7.762         358      99.70        643
8.000 - 8.499                         19    2,951,418.57       6.08      8.279         359      99.85        628
8.500 - 8.999                         20    2,874,719.57       5.92      8.732         358     100.00        620
9.000 - 9.499                          4      329,437.97       0.68      9.245         358      99.91        616
9.500 - 9.999                          4      295,401.82       0.61      9.880         359     100.00        677
10.500 - 10.999                        1       84,968.68       0.17     10.850         359     100.00        613
11.500 - 11.999                        1       55,584.06       0.11     11.990         359     100.00        634
----------------------------------------------------------------------------------------------------------------
Total:                               279   48,580,674.47     100.00      7.190         358      99.72        663
----------------------------------------------------------------------------------------------------------------
Min:   5.870
Max:   11.990
Weighted Average:   7.190
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 1  of  7

POPULAR ABS 2005-5                                            GROUP II; LTV > 95
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                    # of       Principal       Curr      Gross   Remaining    Average    Average
FICO                               Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
500 - 524                              1      187,897.09       0.39      8.990         359     100.00        506
550 - 574                              3      666,119.78       1.37      8.060         360     100.00        570
575 - 599                              6    1,011,323.44       2.08      8.337         358      99.02        584
600 - 624                             30    4,696,460.49       9.67      7.763         358      99.52        616
625 - 649                             73   12,684,919.73      26.11      7.420         358      99.68        637
650 - 674                             82   13,945,419.64      28.71      7.075         358      99.88        662
675 - 699                             43    8,105,767.19      16.69      7.011         358      99.98        684
700 - 724                             11    1,711,375.60       3.52      6.625         358      98.36        707
725 - 749                             14    2,984,817.66       6.14      6.243         358      99.71        738
750 - 774                             11    1,992,811.46       4.10      6.811         358      99.59        762
775 - 799                              2      342,899.98       0.71      6.628         359     100.00        783
800 - 824                              3      250,862.41       0.52      7.570         359     100.00        807
----------------------------------------------------------------------------------------------------------------
Total:                               279   48,580,674.47     100.00      7.190         358      99.72        663
----------------------------------------------------------------------------------------------------------------
Min:   506
Max:   814
NZ Weighted Average:   663
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                    # of       Principal       Curr      Gross   Remaining    Average    Average
Original LTV                       Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
95.00 - 99.99                         28    5,365,351.94      11.04      6.924         358      97.47        665
100.00 >=                            251   43,215,322.53      88.96      7.223         358     100.00        663
----------------------------------------------------------------------------------------------------------------
Total:                               279   48,580,674.47     100.00      7.190         358      99.72        663
----------------------------------------------------------------------------------------------------------------
Min:   95.01
Max:   100.00
Weighted Average:   99.72
% > 80:   100.00
% > 90:   100.00
% > 95:   100.00
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                    # of       Principal       Curr      Gross   Remaining    Average    Average
Original Term (months)             Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
360                                  279   48,580,674.47     100.00      7.190         358      99.72        663
----------------------------------------------------------------------------------------------------------------
Total:                               279   48,580,674.47     100.00      7.190         358      99.72        663
----------------------------------------------------------------------------------------------------------------
Min:   360
Max:   360
Weighted Average:   360
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 2  of  7

POPULAR ABS 2005-5                                            GROUP II; LTV > 95
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                    # of       Principal       Curr      Gross   Remaining    Average    Average
Stated Remaining Term (months)     Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
301 - 360                            279   48,580,674.47     100.00      7.190         358      99.72        663
----------------------------------------------------------------------------------------------------------------
Total:                               279   48,580,674.47     100.00      7.190         358      99.72        663
----------------------------------------------------------------------------------------------------------------
Min:   342
Max:   360
Weighted Average:   358
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
FRM                                 # of       Principal       Curr      Gross   Remaining    Average    Average
ARM                                Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
ARM                                  279   48,580,674.47     100.00      7.190         358      99.72        663
----------------------------------------------------------------------------------------------------------------
Total:                               279   48,580,674.47     100.00      7.190         358      99.72        663
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                    # of       Principal       Curr      Gross   Remaining    Average    Average
Product                            Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
ARM 2/28                             159   24,199,415.99      49.81      7.285         358      99.59        662
ARM 2/28 - 60mo IO                    59   12,438,802.86      25.60      6.868         358      99.98        680
ARM 3/27                              38    7,456,614.05      15.35      7.421         359      99.75        653
ARM 3/27 - 60mo IO                    13    2,822,897.04       5.81      7.142         358     100.00        644
ARM 5/25                               9    1,490,144.53       3.07      7.303         359      99.47        629
ARM 5/25 - 60mo IO                     1      172,800.00       0.36      6.800         358      96.44        753
----------------------------------------------------------------------------------------------------------------
Total:                               279   48,580,674.47     100.00      7.190         358      99.72        663
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
Prepayment Penalty Original         # of       Principal       Curr      Gross   Remaining    Average    Average
Term (months)                      Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
0                                     56    8,099,760.20      16.67      7.395         358      99.63        660
12                                    16    4,105,326.46       8.45      7.367         358      99.47        661
24                                   149   25,087,206.75      51.64      7.037         358      99.78        671
36                                    46    9,194,091.67      18.93      7.342         358      99.76        650
60                                    12    2,094,289.39       4.31      7.209         359      99.62        639
----------------------------------------------------------------------------------------------------------------
Total:                               279   48,580,674.47     100.00      7.190         358      99.72        663
----------------------------------------------------------------------------------------------------------------
Loans with Penalty:   83.33
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                    # of       Principal       Curr      Gross   Remaining    Average    Average
Lien                               Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
First Lien                           279   48,580,674.47     100.00      7.190         358      99.72        663
----------------------------------------------------------------------------------------------------------------
Total:                               279   48,580,674.47     100.00      7.190         358      99.72        663
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 3  of  7

POPULAR ABS 2005-5                                            GROUP II; LTV > 95
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                    # of       Principal       Curr      Gross   Remaining    Average    Average
Documentation Type                 Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
Full Doc                             252   43,359,964.14      89.25      7.084         358      99.69        664
SI                                    26    4,920,710.33      10.13      8.089         359      99.99        657
Alt Doc                                1      300,000.00       0.62      7.650         359     100.00        695
----------------------------------------------------------------------------------------------------------------
Total:                               279   48,580,674.47     100.00      7.190         358      99.72        663
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                    # of       Principal       Curr      Gross   Remaining    Average    Average
Loan Purpose                       Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
Cashout Refinance                    148   27,378,892.11      56.36      7.110         358      99.53        660
Purchase                             119   19,458,151.01      40.05      7.281         358     100.00        670
Rate/Term Refinance                   12    1,743,631.35       3.59      7.414         359      99.59        644
----------------------------------------------------------------------------------------------------------------
Total:                               279   48,580,674.47     100.00      7.190         358      99.72        663
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                    # of       Principal       Curr      Gross   Remaining    Average    Average
Property Type                      Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
Single Family Detached               260   45,881,652.25      94.44      7.164         358      99.73        663
Condominium                           12    1,830,006.56       3.77      7.754         359      99.44        658
Duplex                                 5      683,933.91       1.41      7.095         359     100.00        674
Triplex                                1      135,019.00       0.28      8.550         359     100.00        655
Townhouse                              1       50,062.75       0.10      7.490         359     100.00        800
----------------------------------------------------------------------------------------------------------------
Total:                               279   48,580,674.47     100.00      7.190         358      99.72        663
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                    # of       Principal       Curr      Gross   Remaining    Average    Average
Occupancy Type                     Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
Owner-Occupied                       277   48,245,832.79      99.31      7.188         358      99.72        663
Non-Owner Occupied                     2      334,841.68       0.69      7.386         359     100.00        673
----------------------------------------------------------------------------------------------------------------
Total:                               279   48,580,674.47     100.00      7.190         358      99.72        663
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 4  of  7

POPULAR ABS 2005-5                                            GROUP II; LTV > 95
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                    # of       Principal       Curr      Gross   Remaining    Average    Average
State                              Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
Michigan                              49    7,636,506.57      15.72      7.093         359      99.88        670
Maryland                              20    5,480,203.36      11.28      6.794         359      99.34        678
Ohio                                  24    3,135,571.78       6.45      7.347         358      99.62        675
Florida                               13    2,737,691.87       5.64      7.402         357     100.00        652
Indiana                               20    2,564,370.61       5.28      7.179         359      99.96        662
Illinois                              11    2,324,400.50       4.78      7.150         359     100.00        655
Wisconsin                             13    2,188,807.26       4.51      7.236         359      99.34        655
Virginia                              10    2,090,114.86       4.30      7.182         359      99.67        662
North Carolina                        15    2,060,751.82       4.24      7.465         358      99.43        658
Missouri                              12    1,887,579.60       3.89      7.066         358     100.00        664
Nevada                                 6    1,788,759.92       3.68      7.008         358     100.00        663
Arizona                                8    1,607,538.13       3.31      6.924         358     100.00        675
Georgia                                8    1,564,221.20       3.22      6.876         358      99.26        664
Texas                                  7    1,451,050.07       2.99      7.569         358      99.38        646
Pennsylvania                          12    1,366,473.75       2.81      7.151         359      99.57        663
Kansas                                11    1,362,775.63       2.81      7.232         359      99.72        674
California                             3    1,128,044.31       2.32      7.829         358     100.00        627
Tennessee                              7    1,065,493.27       2.19      7.114         358     100.00        660
New York                               4      945,111.53       1.95      7.277         359     100.00        651
Colorado                               4      754,173.00       1.55      7.391         358     100.00        682
New Jersey                             3      601,615.95       1.24      8.242         358     100.00        615
Nebraska                               4      523,977.71       1.08      6.989         359     100.00        666
Oregon                                 2      507,447.02       1.04      7.653         359     100.00        638
South Carolina                         4      507,424.14       1.04      7.484         359     100.00        683
Massachusetts                          2      360,413.60       0.74      7.091         358      98.92        701
Kentucky                               3      254,551.36       0.52      7.730         359     100.00        653
Connecticut                            1      245,508.06       0.51      5.990         358     100.00        630
Washington                             1      219,211.92       0.45      7.940         357      95.48        580
Minnesota                              1      114,933.83       0.24      8.750         359     100.00        631
Utah                                   1      105,951.84       0.22      9.875         359     100.00        625
----------------------------------------------------------------------------------------------------------------
Total:                               279   48,580,674.47     100.00      7.190         358      99.72        663
----------------------------------------------------------------------------------------------------------------
Top 3 Zip Code:   89123(1.71879%),21113(1.43164%),20136(1.02432%)
Number of States:   30
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                    # of       Principal       Curr      Gross   Remaining    Average    Average
Gross Margin                       Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
2.000 - 2.499                          1      194,413.60       0.40      5.990         357      97.99        736
3.500 - 3.999                          1      389,425.10       0.80      7.550         358     100.00        631
4.000 - 4.499                          1       79,900.00       0.16      6.880         358     100.00        667
4.500 - 4.999                          2      469,099.40       0.97      6.802         359      97.55        642
5.000 - 5.499                         16    3,929,110.38       8.09      6.136         358      99.53        709
5.500 - 5.999                         24    4,636,230.74       9.54      6.482         358      99.44        685
6.000 - 6.499                         71   13,047,241.82      26.86      6.771         358      99.82        670
6.500 - 6.999                         65   11,250,886.53      23.16      7.255         358      99.79        664
7.000 - 7.499                         42    6,453,308.40      13.28      7.590         359      99.61        647
7.500 - 7.999                         28    3,776,383.77       7.77      8.113         358     100.00        641
8.000 - 8.499                         16    2,510,783.41       5.17      8.551         359      99.83        613
8.500 - 8.999                          9    1,273,220.32       2.62      8.802         358      99.99        646
9.000 - 9.499                          3      570,671.00       1.17      8.785         359     100.00        614
----------------------------------------------------------------------------------------------------------------
Total:                               279   48,580,674.47     100.00      7.190         358      99.72        663
----------------------------------------------------------------------------------------------------------------
Min (>0):   2.350
Max:   9.250
Weighted Average (>0):   6.650
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 5  of  7

POPULAR ABS 2005-5                                            GROUP II; LTV > 95
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                    # of       Principal       Curr      Gross   Remaining    Average    Average
Minimum Interest rate              Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
4.500 - 4.999                          1      289,254.68       0.60      6.840         359      96.03        627
5.000 - 5.499                         10    2,601,012.58       5.35      6.135         358     100.00        699
5.500 - 5.999                         16    3,317,047.46       6.83      6.316         358      99.43        701
6.000 - 6.499                         41    7,839,070.67      16.14      6.601         358      99.68        678
6.500 - 6.999                         82   14,533,951.30      29.92      6.944         358      99.76        667
7.000 - 7.499                         38    6,359,754.25      13.09      7.344         359      99.69        662
7.500 - 7.999                         48    7,431,207.91      15.30      7.731         358      99.72        645
8.000 - 8.499                         15    2,105,963.64       4.33      8.261         359      99.79        627
8.500 - 8.999                         19    3,188,803.38       6.56      8.678         358     100.00        628
9.000 - 9.499                          4      584,605.88       1.20      8.638         359     100.00        589
9.500 - 9.999                          3      189,449.98       0.39      9.882         359     100.00        705
10.500 - 10.999                        1       84,968.68       0.17     10.850         359     100.00        613
11.500 - 11.999                        1       55,584.06       0.11     11.990         359     100.00        634
----------------------------------------------------------------------------------------------------------------
Total:                               279   48,580,674.47     100.00      7.190         358      99.72        663
----------------------------------------------------------------------------------------------------------------
Min (>0):   4.890
Max:   11.990
Weighted Average (>0):   7.017
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------


                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                    # of       Principal       Curr      Gross   Remaining    Average    Average
Maximum Interest Rate              Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
10.500 - 10.999                        1       90,864.50       0.19      7.500         358     100.00        630
11.500 - 11.999                        3      703,656.32       1.45      5.975         358      99.16        660
12.000 - 12.499                        9    1,540,587.68       3.17      6.329         358      99.41        653
12.500 - 12.999                       42    8,770,339.22      18.05      6.625         358      99.68        678
13.000 - 13.499                       39    7,628,888.75      15.70      6.754         359      99.54        685
13.500 - 13.999                       88   16,303,862.72      33.56      7.140         359      99.87        663
14.000 - 14.499                       45    7,522,232.75      15.48      7.599         359      99.79        654
14.500 - 14.999                       31    3,936,038.07       8.10      8.278         357      99.47        635
15.000 - 15.499                       10    1,047,776.66       2.16      8.661         359      99.97        626
15.500 - 15.999                        7      800,276.86       1.65      9.137         359     100.00        612
16.000 - 16.499                        2       95,598.20       0.20      9.341         359     100.00        596
16.500 - 16.999                        1       84,968.68       0.17     10.850         359     100.00        613
17.500 - 17.999                        1       55,584.06       0.11     11.990         359     100.00        634
----------------------------------------------------------------------------------------------------------------
Total:                               279   48,580,674.47     100.00      7.190         358      99.72        663
----------------------------------------------------------------------------------------------------------------
Min (>0):   10.500
Max:   17.990
Weighted Average (>0):   13.695
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                    # of       Principal       Curr      Gross   Remaining    Average    Average
Initial Periodic Rate Cap          Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
1.000                                  1       86,844.78       0.18      8.625         357     100.00        616
3.000                                277   48,341,029.17      99.51      7.184         358      99.72        663
4.950                                  1      152,800.52       0.31      8.240         358     100.00        650
----------------------------------------------------------------------------------------------------------------
Total:                               279   48,580,674.47     100.00      7.190         358      99.72        663
----------------------------------------------------------------------------------------------------------------
Min (>0):   1.000
Max:   4.950
Weighted Average (>0):   3.003
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 6  of  7

POPULAR ABS 2005-5                                            GROUP II; LTV > 95
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                    # of       Principal       Curr      Gross   Remaining    Average    Average
Subsequent Periodic Rate Cap       Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
1.000                                270   47,114,902.43      96.98      7.188         358      99.73        664
1.500                                  8    1,236,029.02       2.54      7.181         359      99.37        639
2.000                                  1      229,743.02       0.47      7.650         347     100.00        686
----------------------------------------------------------------------------------------------------------------
Total:                               279   48,580,674.47     100.00      7.190         358      99.72        663
----------------------------------------------------------------------------------------------------------------
Min (>0):   1.000
Max:   2.000
Weighted Average (>0):   1.017
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 7  of  7